                                                                  EXECUTION COPY

This instrument prepared by,
recording requested by,
and when recorded return to:

MAYER, BROWN & PLATT
1675 Broadway
New York, New York  10019
Attention:  Michael Sloyer, Esq.



                           LEASE SUPPLEMENT NO. 2 AND
                      MEMORANDUM OF LEASE AND DEED OF TRUST

                          dated as of October 22, 1996

                                      among

                              SYMANTEC CORPORATION,
                                 as the Lessee,

                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                                 as the Lessor,

                                       and

                     FIRST AMERICAN TITLE INSURANCE COMPANY,
                                   as Trustee



                              Location of Premises:
                              County of Santa Clara
                               State of California

                    This Lease Supplement is a supplement to
                   that certain Lease (as hereinafter defined)
              recorded on October 21, 1996, in the Official Records
                       of Santa Clara County, California,
                        as Instrument No. ______________

     THIS LEASE SUPPLEMENT NO. 2 AND MEMORANDUM OF LEASE AND DEED OF TRUST (this "MEMORANDUM") dated as of October 22, 1996, among SYMANTEC CORPORATION, a Delaware corporation, having a principal office at 10101 Torre Avenue, Cupertino, California 95014, as the Lessee and as Mortgagor (the "LESSEE"), SUMITOMO BANK LEASING AND FINANCE, INC., as the Lessor (the "LESSOR"), having an address at 277 Park Avenue, New York, New York 10172, and FIRST AMERICAN TITLE INSURANCE COMPANY (the "TRUSTEE").

                              W I T N E S S E T H:

     WHEREAS, the Lessor is the owner in fee simple of the land described on EXHIBIT A attached hereto and all Improvements thereon (together, the "PROPERTY");

     WHEREAS, the Lessor wishes to lease the Property to the Lessee and the Lessee wishes to lease the Property from the Lessor;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to enter into this Memorandum, as follows:

     I. CERTAIN TERMS. Capitalized terms used but not otherwise defined in this Memorandum have the meanings specified in APPENDIX A to the Master Lease and Security Agreement dated as of October 18, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "LEASE"), between the Lessee and the Lessor; and the rules of interpretation specified in APPENDIX A to the Lease shall apply to this Memorandum.

     2. PROPERTY. Attached hereto as EXHIBIT A is the description of the Property. Effective upon the execution and delivery of this Memorandum by the Lessor and the Lessee, the Property shall be subject to the terms and provisions of the Lease. Subject to the terms and conditions of the Lease, the Lessor hereby leases the Property to the Lessee for the Term (as defined below) of this Memorandum, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease the Property from the Lessor for the Term.

     3. LEASE TERM. The term of this Memorandum (the "TERM") shall begin on the date hereof and shall end on October 18, 2003 unless the Term with respect to the Property is renewed or earlier terminated in accordance with the provisions of the Lease or the other Operative Documents. For and in consideration of good and valuable consideration paid by the Lessee to the Lessor as described in the Lease, the Lessor hereby grants to the Lessee the right to purchase the Property or to market and sell the Property during the Term of this Memorandum on the terms set forth in the Lease.

     4. OWNERSHIP OF THE PROPERTY. (a) The parties hereto intend that (i) for financial accounting purposes with respect to the Lessee, the Lessor will be treated as the owner and the lessor of the Properties and the Lessee will be treated as the lessee of the Properties and (ii) for all other purposes, including federal and all state and local income tax purposes, state real estate and commercial law and bankruptcy purposes, (A) the Lease will be treated as a financing arrangement, (B) the Lessor and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Lessor Amount and the outstanding principal amount of the Loans, which loans are secured by the Properties and (C) the Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to an owner of properties like the Properties for such tax purposes. Nevertheless, the Lessee acknowledges and agrees that neither the Lessor nor any of the Lenders has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

     (b) It is the intent of the parties hereto that the Lease grants a security interest and deed of trust or lien, as the case may be, on the Property for the benefit of the Lessor to secure the Lessee's performance under and payment of all amounts advanced by the Lessor for the acquisition of the Property (corresponding to the value of the Property as indicated on the Appraisal) under the Lease and the other Operative Documents, together with interest thereon, and all other amounts payable under the Operative Documents in connection therewith.

     (c) Specifically, without limiting the generality of SUBSECTION (b), the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee and the Lessor, or any enforcement or collection actions, the transactions evidenced by the Lease are loans made by the Lessor as unrelated third party lender to the Lessee secured by the Property (it being understood that the Lessee hereby mortgages, grants, bargains, sells, releases, confirms, conveys, assigns, transfers and sets over to the Trustee for the benefit of the Lessor, and grants a security interest in, the Property (consisting of a fee deed of trust with respect to all right, title and interest of the Lessee in and to the fee title to, and reversionary interest in, the Land and Improvements, if any, and a leasehold deed of trust on the Lessee's leasehold estate under the Lease), all to secure such loans, effective on the date hereof, to have and to hold such interests in the Property unto the Trustee for the benefit of the Lessor and its successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under the Lease shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void.

     As additional security for the Rent, the Lease Balance and all other sums owed to the Lessor by the Lessee under the Lease, the Lessee does hereby grant, bargain, sell, transfer and convey unto the Trustee, its successors in trust and assigns, IN TRUST, WITH POWER OF SALE, for the benefit of the Lessor, all of the Lessee's right, title and interest in and to the Property, including, without limitation, all buildings, structures and other improvements, and all fixtures and other property now or hereafter attached to or affixed to any such buildings, structures or other improvements, and any additions and alterations thereto or replacements thereof, now or hereafter built, constructed or located upon the Property, all rents, additional rents, issues, income, revenues, distributions, royalties and profits now or in the future payable in respect of the Property, together with all of the right, power and authority of the Lessee to alter, modify or change the terms, conditions and provisions of the Lease and any other lease pertaining to the Property, to consent to any request made by a tenant or landlord pursuant thereto, or to surrender, cancel or terminate the same or to accept any surrender, cancellation or termination of the same, together with all of the options, rights, powers and privileges of the Lessee under any lease pertaining to the Property, whether heretofore or hereafter existing, including, without limitation, the rights and options to purchase the Property contained in Articles XVIII and XX of the Lease, and all present and future right, title and interest of the Lessee in and to (i) all refunds, tax abatement agreements, rebates, reserves, deferred payments, deposits, cost savings, awards and payments of any kind due from or payable by
(a) any Governmental Authority, or (b) any insurance or utility company, in each case under clause (a) or (b) above in respect of the Property, and (ii) all refunds, rebates and payments of any kind due from or payable by any Governmental Authority for any taxes, assessments, or governmental or quasi-governmental charges or levies imposed upon the Lessee in respect of the Property, and all plans and specifications, designs, drawings and other information, materials and matters heretofore or hereafter prepared relating to the Property or any construction on the Property, all proceeds (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including without limitation the proceeds of insurance and condemnation awards in respect of the Property or any portion thereof, all additional estates, rights and interests hereafter acquired by the Lessee in the Property, or any portion thereof, together with all proceeds of the conversion, whether voluntary or involuntary, of any of the Property into cash or other liquid claims, including without limitation, all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of any casualty, any exercise of the right of eminent domain or deed in lieu thereof, any injury to the Property and any defect in title in the Property or other matter insured under any policy of title insurance, together with attorney's fees, costs and disbursements incurred by the Lessor in connection with the collection of such awards, payments and proceeds, and the Lessee further grants to the Lessor, pursuant to the California Uniform Commercial Code (the "UCC"), a security interest in all present and future right, title and interest of the Lessee in and to any portion of the foregoing property for which a security interest may be created under the UCC.

     To have and to hold the same whether now owned or held or hereafter acquired unto the Trustee, its successors-in-trust forever, IN TRUST, WITH POWER OF SALE, to secure to the Lessor the payment of the Rent, the Lease Balance and all other sums owing to the Lessor under the Lease and the performance and observance of the terms, covenants, warranties, conditions, agreements and obligations under the Lease. If the Lessee shall pay all sums due under the Lease when due according to the terms thereof and shall otherwise fully and properly perform and comply with all of the obligations, agreements, terms and conditions of the Lease, then this conveyance shall become null and void.

     In the event of the occurrence of an Event of Default, then the entire unpaid balance of all sums due under the Lease and the interest accrued thereon shall, at the option of the owner thereof and without notice, immediately become due and payable for all purposes, whether or not due according to the maturity date or dates thereof; and all other indebtedness, the payment of which is secured hereby, shall likewise become due and payable. The Trustee and the Lessor and each of them are authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Property or any part thereof and to take possession of the Property and exercise without interference from the Lessee, any and all rights which the Lessee has with respect to the management, possession, operation, protection or preservation of the Property.

     Upon the occurrence of an Event of Default, Lessor shall have the power and authority, after proper notice and lapse of such time as may be required by law, to cause Trustee to sell the Property by notifying Trustee of that election and depositing with Trustee this instrument and receipts and evidence of expenditures made and secured hereby as Trustee may reasonably require. Upon receipt of any such notice from Lessor, Trustee shall cause to be recorded, published and delivered to Lessee such Notice of Default and Election to Sell as is then required by applicable statutory authority and by this instrument, which notice shall set forth, among other things, the nature of the breach(es) or default(s), the action(s) required to effect a cure thereof and the time period within which that cure may be effected. If no cure is effected within the statutory time limits following recordation of the Notice of Default and Election to Sell and after Notice of Sale has been given as required by the above-referenced statutes, Trustee may without further notice or demand sell and convey the Property in accordance with the above-referenced statutes. The Property may be sold as a whole or in separate lots, parcels or items and in such order as Lessor may direct, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser(s) a good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any Person, including Lessee, Trustee or Lessor, may purchase at any sale. After deducting all costs, fees and expenses of Lessor and Trustee, including costs of evidence of title in connection with any sale, Lessor shall apply the proceeds of sale, in the following order of priority, to payment of the following (collectively, the "OBLIGATIONS"): (i) FIRST, all amounts expended by or for the account of Lessor under the terms hereof and not then repaid, with accrued interest at the Overdue Rate; and (ii) SECOND, all other amounts then due and owing hereunder including, without limitation, all Basic Rent, Supplemental Rent, the full amount of the Lease Balance as of the date of sale as if the Lease had been terminated with respect to all of the Properties then subject to the Lease under SECTION 18.1, and all other amounts then payable by Lessee under the Lease and the other Operative Documents, with Lessor having the right to apply the proceeds of sale to the amounts described above in this clause (ii) in such order, proportion and priority as Lessor may elect in its sole and absolute discretion. To the extent permitted by applicable statutes, Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time thereafter may again postpone that sale by public announcement or subsequently noticed sale, and without further notice may make such sale at the time fixed at the last postponement or may, in its discretion, give a new notice of sale. A sale of less than all of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all of the Obligations have been satisfied or the entire Property has been sold, without defect or irregularity. No action of Lessor or Trustee based upon the provisions contained herein or contained in the applicable statutes, including, without limitation, the giving of the Notice of Default and Election to Sell or the Notice of Sale, shall constitute an election of remedies which would preclude Lessor from pursuing judicial foreclosure before a completed sale pursuant to the power of sale contained herein. Lessor shall have the right, with the irrevocable consent of Lessee hereby given and evidenced by the execution of this instrument, to obtain appointment of a receiver by any court of competent jurisdiction without further notice to Lessee, which receiver shall be authorized and empowered to enter upon and take possession of the Property, including all personal property used upon or in connection with the real property herein conveyed, to let the Property, to receive all the rents, issues and profits, if any, which may be due or become due in respect to the leasing of the Property to another party ("PROPERTY RENTS"), and apply the Property Rents after payment of all necessary charges and expenses to reduction of the Obligations in such order, proportion and priority as Lessor may elect. At the option of Lessor, the receiver shall accomplish entry and taking possession of the Property by actual entry and possession or by notice to Lessee. The receiver so appointed by a court of competent jurisdiction shall be empowered to issue receiver's certificates for funds advanced by Lessor for the purpose of protecting the value of the Property as security for the Obligations. The amounts evidenced by receiver's certificates shall bear interest at the Overdue Rate and may be added to the Obligations if the Lessee or a junior lienholder purchases the Property at the trustee's sale. Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts hereunder upon thirty (30) days' prior written notice to Lessor. Regardless of whether Trustee resigns, Lessor may, from time to time, substitute a successor or successors to any Trustee named herein or acting hereunder in accordance with any statutory procedure for such substitution; or if Lessor, in its sole and absolute discretion, so elects, and if permitted by law, Lessor may substitute such successors or successors by recording, in the office of the recorder of the county or counties where the Property is located, a document executed by Lessor and containing the name of the original Lessee and Lessor hereunder, the book and page where this instrument (or a memorandum hereof) is recorded (and/or instrument number, as applicable) and the name of the new Trustee, which instrument shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the predecessor Trustee, succeed to the rights, powers and duties hereunder. It is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE PROPERTY AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY LESSEE UNDER THIS INSTRUMENT.

     If (a) the Property shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Memorandum, the Lessor shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Obligations upon other property in the State in which the Property is located (whether or not such property is owned by Lessor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, the Lessor may, in its sole discretion, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Obligations (including the Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. The Lessee acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to the Lessor to extend the Advances, and the Lessor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of FORUM NON CONVENIENS which it may now or hereafter have. The Lessee further agrees that if the Lessor shall be prosecuting one or more foreclosure or other proceedings against a portion of the Property or against any collateral other than the Property, which collateral directly or indirectly secures the Obligations, or if the Lessor shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Property is located, the Lessor may commence or continue foreclosure proceedings and exercise its other remedies granted in this Memorandum against all or any part of the Property and the Lessor waives any objections to the commencement or continuation of a foreclosure of this Memorandum or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Memorandum or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Memorandum nor the exercise of any other rights hereunder nor the recovery of any judgment by the Lessor in any such proceedings shall prejudice, limit or preclude the Lessor's right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State in which the Property is located) which directly or indirectly secures the Obligations, and the Lessor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this Memorandum, and the Lessor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Memorandum on such basis.

     If the Lessor so elects, the Trustee may sell any personal property covered by this instrument at one or more separate sales in any manner permitted by the UCC. One or more exercises of the powers herein granted shall not extinguish nor exhaust such powers until the entire Property is sold or until the entire amounts evidenced and/or secured by the Lease and the Operative Documents is paid in full.

     (d) Specifically, but without limiting the generality of SUBSECTION (b), the Lessor and the Lessee further intend and agree that, with respect to that portion of the Property constituting personal property, for the purpose of securing the Lessee's obligations for the repayment of the above-described obligations from the Lessor to the Lessee, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the UCC; (ii) the conveyance provided for hereby shall be deemed to be a grant by the Lessee to the Lessor of a lien and security interest in all of the Lessee's present and future right, title and interest in and to such portion of the Property, including but not limited to the Lessee's leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such obligations, effective on the date hereof, to have and to hold such interests in the Property unto the Lessor and its successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under the Lease shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void; (iii) the possession by the Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; and (iv) notifications to Persons holding such property, and acknowledgements, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with this Memorandum, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest with priority over all Liens other than Permitted Liens, under Applicable Law and will be maintained as such throughout the Term.

     SECTION 5. RATIFICATION. The terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this Memorandum, the terms of the Lease shall control.

     SECTION 6.  SUPPLEMENTAL LEASE TERM.

          (a)  The Lenders' Percentage for the Lease Supplement is 84.8469%.

          (b)  The Lessor Margin for this Lease Supplement is 0.695%

          (c)  The Loan Margin for the Lease Supplement is 0.20%.

     SECTION 7. COUNTERPART EXECUTION. This Memorandum may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

     SECTION 8. FUTURE ADVANCES; REVOLVING CREDIT. In the event a court of competent jurisdiction rules that this instrument constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties pursuant to
Section 4 hereof, then this instrument will be deemed given to secure not only existing financing, but also future advances made pursuant to or as provided in the Lease, whether such advances are obligatory or to be made at the option of the Lessor, or otherwise, to the same extent as if such future advances were made on the date of execution of this instrument, although there may be no advance made at the time of execution hereof, and although there may be no financing outstanding at the time any advance is made. To the fullest extent permitted by law, the lien of this instrument shall be valid as to all such amounts, including all future advances, from the time this instrument is recorded. Notwithstanding anything in this instrument to the contrary, although the amount of the financing secured by this instrument may increase or decrease from time to time, the maximum principal amount of the financing secured by this instrument at any one time shall not exceed Fifty Three Million Dollars ($53,000,000), which amount shall be payable as set forth in the Lease, and in any event the final payment shall be payable no later than October 18, 2003, plus all costs of enforcement and collection of this instrument, the Lease and the other Operative Documents, plus the total amount of any advances made pursuant thereto to protect the collateral and the security interest and lien created hereby, together with interest on all of the foregoing as provided in the Operative Documents.

     SECTION 9. GOVERNING LAW. THE LEASE AND THIS MEMORANDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Memorandum of Lease and Deed of Trust to be duly executed by an officer thereunto duly authorized as of the date and year first above written.


                                             SYMANTEC CORPORATION,         as
                                             the Lessee



                                             By:
                                                -----------------------------
                                                Name:
                                                Title:


                                             SUMITOMO BANK LEASING AND
                                             FINANCE, INC., as the Lessor



                                             By:
                                                -----------------------------
                                                Name:
                                                Title:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________  )
                              )
County of __________________  )


On _______________________ before me, _______________________________________,
              Date                    Name, Title of Officer, e.g., "Jane Doe,
                                      Notary Public

personally appeared _________________________________________________________,

/ /  personally known to me - OR -

/ / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     Witness my hand and official seal.


     ___________________________________
            Signature of Notary


CAPACITY CLAIMED BY SIGNER:             SIGNER IS REPRESENTING:
                                        NAME OF PERSON(S) OR ENTITY(IES)

/ /  INDIVIDUAL(S)                      ______________________________
                                        ______________________________
/ /  CORPORATE OFFICER(S)               ______________________________

     ______________________________
                TITLE

     ______________________________
                TITLE


/ /  PARTNER(S)

/ /  ATTORNEY-IN-FACT

/ /  TRUSTEE(S)

/ /  SUBSCRIBING WITNESS

/ /  GUARDIAN/CONSERVATOR

/ /  OTHER  _______________________
     ______________________________
     ______________________________

     ______________________________

--------------------------------------------------------------------------------
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE         Title or Type of Document_____________________________
MUST BE ATTACHED         Number of Pages _____ Date of Document________________
TO THE DOCUMENT          Signer(s) Other Than Named Above _____________________
DESCRIBED AT RIGHT:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________  )
                              )
County of __________________  )


On _______________________ before me, _______________________________________,
              Date                    Name, Title of Officer, e.g., "Jane Doe,
                                      Notary Public

personally appeared _________________________________________________________,

/ /  personally known to me - OR -

/ / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     Witness my hand and official seal.


     ___________________________________
            Signature of Notary


CAPACITY CLAIMED BY SIGNER:             SIGNER IS REPRESENTING:
                                        NAME OF PERSON(S) OR ENTITY(IES)

/ /  INDIVIDUAL(S)                 ______________________________
                                   ______________________________
/ /  CORPORATE OFFICER(S)          ______________________________

     ______________________________
                TITLE

     ______________________________
                TITLE


/ /  PARTNER(S)

/ /  ATTORNEY-IN-FACT

/ /  TRUSTEE(S)

/ /  SUBSCRIBING WITNESS

/ /  GUARDIAN/CONSERVATOR

/ /  OTHER  _______________________
     ______________________________

     ______________________________

--------------------------------------------------------------------------------

ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE         Title or Type of Document_____________________________
MUST BE ATTACHED         Number of Pages _____ Date of Document________________
TO THE DOCUMENT          Signer(s) Other Than Named Above _____________________
DESCRIBED AT RIGHT:

                                                                     EXHIBIT A-1
                                                          TO MEMORANDUM OF LEASE


                           LEGAL DESCRIPTION OF LAND